UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

NUVOLA, INC.

(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NUVOLA, INC.

7333 East Doubletree Ranch Road, Suite D-250

Scottsdale, Arizona 85258

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Nuvola, Inc.:

This Information Statement is being furnished by our Board of Directors to the holders of record as of the close of business on December 31, 2015 of the issued and outstanding shares of common stock, par value $0.001 per share, of our company in connection with our prior receipt of approval by written consent in lieu of a special meeting of stockholders to (a) amend and restate our Articles of Incorporation to, among other things, (i) change the name of our company from “Nuvola, Inc.” to “Modern Round Entertainment Corporation”; (ii) increase the number of authorized shares of common stock from 100,000,000 to 200,000,000; (iii) create a classified Board of Directors; and (iv) opt into certain anti-takeover statutes under Nevada law; and (b) adopt the 2015 Incentive Stock Plan, or the 2015 Stock Plan. A more detailed description of the actions taken by written consent in lieu of a special meeting of stockholders is included in this Information Statement. The actions described in clauses (a) and (b) above are hereinafter referred to collectively as the “Actions.”

On December 31, 2015, we obtained the approval of the Actions by written consent of the holders of approximately 85.5% of the voting power of our issued and outstanding common stock as of December 31, 2015. The Actions cannot be effectuated until at least 20 days after the mailing of this Information Statement and with respect to Action (a), upon the filing and acceptance of our Amended and Restated Articles of Incorporation, or our Restated Articles, with the Secretary of State of the state of Nevada. A copy of the Restated Articles is attached hereto as Appendix A. A copy of the 2015 Stock Plan is attached hereto as Appendix B.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY. Because the written consent of the holders of a majority of the voting power of our issued and outstanding common stock satisfied all applicable stockholder voting requirements, no action is required by you.

The accompanying Information Statement is furnished only to inform our stockholders of record as of the close of business on December 31, 2015 of the Actions before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on or about January [●], 2016.

The accompanying Information Statement is for informational purposes only. Please read it carefully.

By Order of the Board of Directors,

/s/ Mitchell A. Saltz

Chairman of the Board of Directors

January [●], 2016

NUVOLA, INC.

7333 East Doubletree Ranch Road, Suite D-250

Scottsdale, Arizona 85258

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

AND RULE 14c-2 THEREUNDER

WE ARE NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY THE WRITTEN CONSENT OF STOCKHOLDERS WITH A MAJORITY OF THE VOTING RIGHTS. NO VOTE OR OTHER ACTION BY OUR STOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

The Information Statement is being delivered only to inform you of the Actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. This Information Statement is expected to be mailed on or about January [●], 2016 to the holders of record as of the close of business on December 31, 2015 of the issued and outstanding shares of our common stock, par value $0.001 per share, to notify them about the Actions that the holders of approximately 85.5% of the voting power of our issued and outstanding common stock have taken by written consent in lieu of a special meeting of the stockholders. The Actions were taken on December 31, 2015, in accordance with the relevant sections of our governing documents and Nevada law. The Actions were taken by our stockholders owning in excess of the required majority of the voting power of our issued and outstanding shares of common stock necessary for the adoption of the Actions. Neither the Amended and Restated Articles of Incorporation, or the Restated Articles, which must be filed with the Secretary of State of the state of Nevada, nor the 2015 Incentive Stock Plan, or the 2015 Stock Plan, will become effective until at least 20 days after delivery of this Information Statement.

We have asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement constitutes notice to you of action by written consent contemplated by Section 78.320 of the Nevada Revised Statutes.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

Why did I receive this Information Statement?

Stockholders owning a majority of the voting power of the issued and outstanding shares of our common stock took the Actions by written consent in lieu of a special meeting of stockholders. Federal securities laws require that our other stockholders receive this Information Statement before the Actions become effective.

What actions were taken by written consent of the stockholders?

Stockholders owning a majority of the voting power of the issued and outstanding shares of our common stock executed a written consent in lieu of a special meeting of stockholders on December 31, 2015, to (a) amend and restate our Articles of Incorporation to, among other things, (i) change the name of our company from “Nuvola, Inc.” to “Modern Round Entertainment Corporation”; (ii) increase the number of authorized shares of common stock from 100,000,000 to 200,000,000; (iii) create a classified Board of Directors; and (iv) opt into certain anti-takeover statutes under Nevada law; and (b) adopt the 2015 Stock Plan. Pursuant to federal securities laws, these actions require notification to all of our stockholders, including those who did not consent to the actions taken.

Why was no meeting of stockholders required?

Nevada law as well as our Articles of Incorporation and our Amended and Restated Bylaws permit stockholders holding at least a majority of the voting power of the issued and outstanding shares of our common stock to act by written consent in lieu of holding a special meeting. Stockholders holding approximately 85.5% of the voting power of the issued and outstanding shares of our common stock approved and consented to the Actions described in this Information Statement.

Who was entitled to consent to the Actions?

Stockholders of record as of the close of business on December 31, 2015 were entitled to consent to the Actions described in this Information Statement. If you owned shares of our common stock as of the close of business on December 31, 2015, you were entitled to participate and consent to the Actions.

What vote was obtained to approve the Actions?

The Nevada Revised Statutes, our Articles of Incorporation, and our Amended and Restated Bylaws require the approval of the holders of a majority of the voting power of the issued and outstanding shares of our common stock to approve the Actions. We obtained the approval of approximately 85.5% of the issued and outstanding shares of our common stock that were entitled to consent to the Actions.

What action do I need to take as a stockholder?

You are not required to take any action. We are not asking you for a proxy, and you are not requested to send us a proxy. The Actions approved by written consent will become effective 20 days from the date of mailing this Information Statement, subject to certain government filings and approvals, without any further action of the holders of shares of our common stock.

Who is paying the cost of this Information Statement?

We will pay the costs associated with preparing, printing, and mailing this Information Statement.

Am I entitled to appraisal rights?

No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by written consent of stockholders described herein.

Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the increase in authorized shares of our common stock?

You will not recognize a gain or loss for U.S. federal income tax purposes as a result of the increase in authorized shares of our common stock.

Where can I find more information about the company?

We electronically file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to these reports and other information with the Securities and Exchange Commission, or the SEC. These reports can be obtained by accessing the SEC’s website at www.sec.gov. The public can also obtain copies by visiting the SEC’s Public Reference Room at 100 F Street NE, Washington, DC 20549 on official business days between the hours of 10:00 a.m. and 3:00 p.m. or by calling the SEC at 1-800-SEC-0330.

Who can help answer my questions?

If you have questions about our company after reading this Information Statement, please contact us in writing at our principal executive offices located at 7333 East Doubletree Ranch Road, Suite D-250, Scottsdale, Arizona 85258.

SUMMARY OF ACTIONS TAKEN BY WRITTEN CONSENT IN LIEU

OF A SPECIAL MEETING OF THE STOCKHOLDERS OF NUVOLA, INC.

On December 31, 2015, our Board of Directors unanimously approved resolutions adopting our Restated Articles as well as our 2015 Stock Plan, subject to the requisite stockholder approval as required by our Articles of Incorporation and Nevada law. On December 31, 2015, the holders of approximately 85.5% of the issued and outstanding shares of our common stock acted by written consent in lieu of a special meeting of the stockholders to approve our Restated Articles as well as the 2015 Stock Plan. The written consent of stockholders holding a majority of the voting power of the issued and outstanding shares of our common stock was required to approve our Restated Articles and the 2015 Stock Plan.

Our Board of Directors and stockholders holding a majority of the voting power of the issued and outstanding shares of our common stock approved our Restated Articles to, among other things,

(a)	Change the name of our company from “Nuvola, Inc.” to “Modern Round Entertainment Corporation”;

(b)	Increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;

(c)	Create a classified Board of Directors, pursuant to which our Board of Directors will be divided as evenly as possible into three classes. Class I directors will initially serve until the 2016 annual meeting of stockholders; Class II directors will initially serve until the 2017 annual meeting of stockholders; and Class III directors will initially serve until the 2018 annual meeting of stockholders. Beginning with the 2016 annual meeting of stockholders, the directors of each class, once elected, will serve as directors of our company for three years; and

(d)	Opt into certain anti-takeover provisions of Nevada law.

Our Board of Directors and stockholders holding a majority of the voting power of the issued and outstanding shares of our common stock also approved our 2015 Stock Plan to assist us and our subsidiaries and other designated affiliates, in attracting, motivating, retaining (including through designated retention awards), and rewarding high-quality executives, employees, officers, directors, and individual consultants who provide services to us or our subsidiaries and other designated affiliates, by aligning the interests of such persons with our stockholders. The 2015 Stock Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents, other stock-based awards, and performance awards for up to 7,000,000 shares of our common stock. The Compensation Committee of our Board of Directors, or the Committee, will administer the 2015 Stock Plan, and all awards granted under the 2015 Stock Plan will be subject to the terms, conditions, and limitations imposed by the Committee. If our Board of Directors does not designate a Compensation Committee, the Board of Directors will administer the 2015 Stock Plan.

No meeting of our common stockholders is required to be or will be held to approve our Restated Articles and the 2015 Stock Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the close of business on December 31, 2015, the record date, there was a total of 35,904,033 shares of our common stock issued and outstanding. Each holder of issued and outstanding shares of our common stock is entitled to one vote for each such share of common stock. The holders of approximately 85.5% of the issued and outstanding shares of our common stock acted by written consent to approve the Actions described herein.

On December 31, 2015, we entered into an Agreement and Plan of Merger, or Merger Agreement, with Nuvola Merger Sub, LLC, a Nevada limited liability company and a wholly owned subsidiary of our company,

or NMS, and Modern Round, L.L.C., a Nevada limited liability company, or Modern Round. On December 31, 2015, we closed the transaction contemplated by the Merger Agreement, pursuant to which NMS merged with and into Modern Round and Modern Round continued as the surviving entity and a wholly owned subsidiary of our company. The foregoing transaction is referred to herein as the “Merger.”

Upon the closing of the Merger (i) each unit of Modern Round issued and outstanding was automatically converted based on a conversion ratio, or the Conversion Ratio, into the right to receive newly issued shares of our common stock such that following the closing of the Merger, the former members of Modern Round owned 96.65% of the issued and outstanding shares of our common stock; (ii) each outstanding option and warrant to purchase units of Modern Round was exchanged for or converted into an option or warrant, as the case may be, to acquire shares of our common stock based on the Conversion Ratio; (iii) each outstanding convertible note automatically converted into a new a convertible note for the same principal amount, which is convertible into shares of our common stock; (iv) new directors were appointed to our Board of Directors; and (v) a new President and Chief Operating Officer and a new Vice President, Chief Financial Officer, and Secretary of our company were appointed. The issuance of the shares of our common stock to former members of Modern Round was done in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering and in reliance upon exemptions from registration under applicable state securities laws.

ACTION 1

ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

On December 31, 2015, our Board of Directors and stockholders holding a majority of the voting power of our common stock approved our Restated Articles to, among other things, effect the amendments described below.

Following the expiration of the 20-day period mandated by federal securities laws, we will file our Restated Articles with the Secretary of State of the state of Nevada. We anticipate that the Restated Articles will be filed 20 days after this Information Statement is first mailed to our stockholders, and we will not file our Restated Articles until at least 20 days after the filing and mailing of this Information Statement. The description of the Restated Articles below is qualified in its entirety by reference to the full text of the Restated Articles, which is attached to this Information Statement as Appendix A.

Name Change

We are changing the name of our company from “Nuvola, Inc.” to “Modern Round Entertainment Corporation” to rebrand our company in connection with our new business plan. We were previously engaged in the provision of cloud-based technology, diagnostics, lead generation, and fulfillment to installers and service providers of smart home products and appliances. In connection with a change in control of our company described in our Current Report on Form 8-K filed with the SEC on January 7, 2016, we transformed our business. We are now developing an entertainment concept centered around a one-of-a-kind, safe, virtual interactive shooting experience utilizing laser technology-based replica firearms with the look, feel, and weight of real firearms and extensive food and beverage offerings in an upscale environment. The name “Modern Round Entertainment Corporation” better aligns with our current business and will assist in our marketing, branding, and financing efforts. The change of the name of our company is not being proposed as a means of preventing or dissuading a change in control or takeover of our company.

Increase in Authorized Shares of Common Stock

We are increasing our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. As of December 31, 2015, immediately following the closing of the Merger, we had outstanding (i) 35,904,033 shares of common stock, (ii) options to purchase an aggregate of 5,186,927 shares of common stock, (iii) warrants to purchase an aggregate of 1,676,747 shares of common stock, (iv) and convertible promissory notes, which may be converted into an aggregate of 3,165,153 shares of common stock at the option of the holders.

The increase in the number of authorized shares of our common stock will enable us to engage in possible future transactions and take such other corporate actions as the Board of Directors determines in its sole discretion. These possible future transactions and corporate actions may include stock splits, stock dividends or other distributions, equity financing transactions, acquisitions, and the issuance of stock options and other equity benefits available under new benefit plans, including the 2015 Stock Plan. We may also use the additional shares of common stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations, and investments. We cannot provide assurances that any such transaction will be consummated on favorable terms to us or at all, that it will enhance stockholder value, or that it will not adversely affect our business or the trading price of our common stock.

The increase in authorized shares of our common stock is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved shares of our common stock could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of common stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and our executive officers have no knowledge of any current effort to obtain control of our company or to accumulate large amounts of shares of our common stock. The holders of shares of our common stock are not entitled to preemptive rights with respect to the issuance of additional shares of common stock or securities convertible into or exercisable for shares of our common stock, unless otherwise determined by our Board of Directors. Accordingly, the issuance of additional shares of our common stock or such other securities may dilute the ownership and voting rights of all stockholders.

The Restated Articles do not change the existing rights associated with shares of our common stock. The additional authorized shares of our common stock will have the same voting rights, will have the same rights to dividends and distributions, and will be identical in all other respects to the shares of common stock currently authorized. The par value of our common stock will remain $0.001 per share, and our shares of common stock will continue to vote as a single class on all matters submitted for the vote of stockholders. No further consent or approval will be solicited before the issuance of any shares of common stock, except as provided under Nevada law or under the rules of any national securities exchange on which shares of our common stock are listed.

Creation of Classified Board of Directors

Our original Bylaws provided that all directors were to be elected annually for a term of one year, to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Our Restated Articles provide for the division of our Board of Directors into three classes to allow for staggered terms of office, with one class of directors elected each year and each director so elected serving for a term of three years. Section 78.330 of the Nevada Revised Statutes permits either the articles of incorporation or the bylaws of a corporation to provide for the classification of directors for staggered terms of office. In connection with the closing of the Merger, our Board of Directors adopted our Amended and Restated Bylaws, which are drafted to be consistent with a classified Board of Directors.

The Restated Articles provide for the creation of three classes of directors, as nearly equal in size as possible. Upon their initial election, each director will serve for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected or until such director’s successor shall have been duly elected and qualified. The directors first elected to Class I will serve for a term ending immediately prior to the annual meeting of stockholders held in 2016; the directors first elected to Class II will serve for a term ending immediately prior to the annual meeting of stockholders held in 2017; and the directors first elected to Class III will serve for a term ending immediately prior to the annual meeting of stockholders held in 2018. The result of this process is that approximately one-third of the Board of Directors will be up for election each year. Should a vacancy occur or be created on the Board of Directors, such vacancy shall be filled by a majority vote of the then-serving directors, and such newly appointed director shall serve until the end of the term of such class.

Our Board of Directors believes that a classified board serves the best interests of our company and our stockholders by promoting the continuity and stability of company leadership and our company’s business and strategic direction. By implementing a staggered election of directors, our company can ensure that, at any given time, at least a majority of the directors will have had prior experience on our Board of Directors. Our Board of Directors also believes that classification may enhance our company’s ability to attract and retain well-qualified individuals who are able to commit the necessary time and resources to understand our company, our business affairs and strategy, and our operations. Our Board of Directors believes that the continuity and quality of leadership that results from a classified Board of Directors should promote the long-term value of our company. Staggered terms for directors may also moderate the pace of change in our Board of Directors by extending the time required to elect a majority of directors from one to two annual meetings of stockholders. This delay is designed to reduce the vulnerability of our company to unsolicited takeover attempts and attempts to compel the restructuring of our company or otherwise force us into an extraordinary transaction. Our Board of Directors believes that this delay also serves the best interests of our company and our stockholders by encouraging potential acquirors to negotiate with the Board of Directors directly rather than to act unilaterally. Our Board of Directors believes that under most circumstances it will be able to obtain the best terms for our company and our stockholders if it is in a position to negotiate effectively on their behalf.

The implementation of a classified board is not in response to any specific effort of which we are aware to accumulate shares of our common stock or to obtain control of our company through a proxy solicitation in opposition to management. Although the creation of a classified board of directors is designed as a protective measure for our company’s stockholders, it may have the effect of preventing stockholders from realizing an opportunity to sell their shares of capital stock at higher than market prices by deterring unsolicited tender offers or other efforts to obtain control of our company.

Nevada Anti-Takeover Laws

Our original Articles of Incorporation provided that our company opted out of certain anti-takeover provisions under Nevada law. Specifically, our company opted out of the protections afforded by Nevada’s “business combination” statute (Nevada Revised Statute Sections 78.411 to 78.444) and “control share acquisition” statute (Nevada Revised Statute Sections 78.378 to 78.3793). Our Board of Directors, as well as stockholders holding a majority of the issued and outstanding voting power of our common stock, have determined that our company would benefit from these provisions, given the developmental stage of our business. Pursuant to our Restated Articles, we are opting into Nevada’s anti-takeover statutes, which could make it more difficult for a third party to acquire our company by means of a tender offer, a proxy contest, or otherwise.

The “business combination” provisions of the Nevada Revised Statutes generally prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder for a period of two years after the date of the transaction in which the person became an interested stockholder, unless (a) the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status or (b) the combination is approved by the board of directors and thereafter is approved at a meeting of the stockholders by the affirmative vote of stockholders representing at least 60% of the outstanding voting power held by disinterested stockholders, and may extend beyond the expiration of the two-year period, unless certain other conditions are met.

A “combination” is generally defined to include mergers or consolidations or any sale, lease, exchange, mortgage, pledge, transfer, or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all issued and outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation, as well as certain other transactions with an interested stockholder or an affiliate or associate of an interested stockholder.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within two years, did own) 10% or more of a corporation’s voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

The “control share” provisions of the Nevada Revised Statutes apply to “issuing corporations” that are Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, that conduct business directly or indirectly in Nevada. The control share statute prohibits an acquirer, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation’s disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power of the target corporation’s stock.

Generally, once an acquirer crosses one of the thresholds described above, such shares owned by an acquiror and shares acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote in connection with an offer or acquisition until the disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights. The effect of the Nevada control share statutes is that the acquiring person, and those acting in association with the acquiring person, will obtain only such voting rights in the control shares as are conferred by resolution of the disinterested stockholders at an annual or special meeting.

These provisions are expected to discourage certain types of coercive takeover practices and takeover bids that our Board of Directors may consider inadequate and are also designed to encourage persons seeking to acquire control of our company to first negotiate with our Board of Directors. We believe that the benefits of increased protection of our ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure our company outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in improved terms for our stockholders.

ACTION 2

ADOPTION OF THE 2015 INCENTIVE STOCK PLAN

On December 31, 2015, our Board of Directors and the holders of a majority of the issued and outstanding shares of our common stock approved our 2015 Stock Plan. As of December 31, 2015, there were options to purchase an aggregate of 5,186,927 shares of our common stock and no RSUs or performance share units outstanding under the 2015 Stock Plan. The material features of the 2015 Stock Plan are outlined below. The description of the 2015 Stock Plan below is qualified in its entirety by reference to the full text of the 2015 Stock Plan, which is attached to this Information Statement as Appendix B.

Purpose

The 2015 Stock Plan is designed to assist us and our subsidiaries and other designated affiliates, which we refer to as Related Entities, in attracting, motivating, retaining (including through designated retention awards), and rewarding high-quality executives, employees, officers, directors, and individual consultants who provide services to us or our Related Entities, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Shares Available for Awards; Annual Per-Person Limitations

The number of shares of common stock available for issuance under the 2015 Stock Plan is 7,000,000 shares. Any shares that are subject to an award under the 2015 Stock Plan will be counted against this limit as one share for every one share granted.

If any shares subject to (i) any award under the 2015 Stock Plan are forfeited, expire, or otherwise terminate without issuance of such shares, or (ii) any award under the 2015 Stock Plan that could have been settled with shares is settled for cash or otherwise does not result in the issuance of all or a portion of the shares, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for delivery with respect to awards under the 2015 Stock Plan. Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share.

“Substitute Awards” (as defined under the 2015 Stock Plan) will not reduce the shares authorized for delivery under the 2015 Stock Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by our company or any Related Entity or with which our company or any Related Entity combined has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the 2015 Stock Plan and will not reduce the shares authorized for delivery under the 2015 Stock Plan; provided, that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of our company or our Related Entities prior to such acquisition or combination.

The 2015 Stock Plan imposes individual limitations on the amount of certain awards in part with the intention to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Under these limitations, in any fiscal year of our company during any part of which the 2015 Stock Plan is in effect, no participant may be granted (i) stock options and/or SARs with respect to more than 3,000,000 shares of common stock, or (ii) restricted stock, RSUs, performance awards, and/or other stock based-awards that are subject to the provisions of the 2015 Stock Plan that are intended to qualify awards as “performance based compensation” not subject to the limitation on tax deductibility by us under Section 162(m) of the Code, that may be settled by the issuance of more than 3,000,000 shares of common stock, in each case, subject to adjustment in certain circumstances. The maximum amount of cash and the fair market value of property other than shares of common stock that may be paid out to any one participant in settlement of any restricted stock, RSUs, performance awards, and/or other stock-based awards that are subject to the provisions of the 2015 Stock Plan that are intended to qualify awards as “performance based compensation” not subject to the limitation on tax deductibility by our company under Section 162(m) of the Code, is (i) $5.0 million with respect to any 12-month performance period (not prorated for any performance period that is less than 12 months), and (ii) with respect to any performance period that is more than 12 months, $5.0 million multiplied by the number of full or partial 12-month periods that are in the performance period.

The aggregate fair market value of our common stock on the date of grant underlying incentive stock options, or ISOs, that can be exercisable by any individual for the first time during any year cannot exceed $1,000,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of shares that may be delivered under the 2015 Stock Plan as a result of the exercise of incentive stock options is 1,000,000 shares, subject to certain adjustments.

Notwithstanding any other provision of the 2015 Stock Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any continuing outside director during any fiscal year of our company will not exceed $400,000 or $800,000 in the case of a new director.

The Committee (as defined below) is authorized to adjust the limitations on the number of shares of common stock available for issuance under the 2015 Stock Plan and the individual limitations on the amount of certain awards (other than the $1,000,000 limitation described above with respect to incentive stock option awards) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2015 Stock Plan.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is prohibited from taking any of the following actions without approval of our stockholders: (i) lower the exercise or grant price per share of an option or SAR after it is granted, (ii) cancel an option or SAR when the exercise or grant price per share exceeds the fair market value of the underlying shares in exchange for cash or another award, (iii) cancel an outstanding option or SAR in exchange for an option or SAR with an exercise or grant price that is less than the exercise or grant price of the original option or SAR, or (iv) take any other action with respect to an option or SAR award that may be treated as a repricing pursuant to the applicable rules of the stock exchange or quotation system on which shares of our common stock are listed or quoted (any such action described in (i)—(iv) being referred to as a “Repricing”).

Eligibility

The persons eligible to receive awards under the 2015 Stock Plan are the officers, directors, employees, and consultants who are natural persons providing bona fide services to our company or any Related Entity and whose services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for shares of our common stock. The foregoing notwithstanding, only employees of our company, or any parent corporation or subsidiary corporation of our company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively) are eligible for purposes of receiving any ISOs that are intended to comply with the requirements of Section 422 of the Code. An employee on leave of absence may be considered as still in the employ of our company or a Related Entity for purposes of eligibility for participation in the 2015 Stock Plan.

As of the record date, December 31, 2015, approximately 14 officers, directors, employees, and consultants were eligible to participate in the 2015 Stock Plan.

Administration

The 2015 Stock Plan will be administered by the Compensation Committee of the Board of Directors, or the Committee. If the Board of Directors fails to designate a Compensation Committee or if there are no longer any members on the Compensation Committee so designated by the Board of Directors, or for any other reason determined by the Board of Directors, then the Board of Directors will serve as the Committee. It is intended that the Committee will consist of exclusively of independent non-employee directors in accordance with Nasdaq listing requirements, Rule 16b-3 under the Exchange Act, and Section 162(m) of the Code. Subject to the terms of the 2015 Stock Plan, the Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2015 Stock Plan, construe and interpret the 2015 Stock Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2015 Stock Plan.

The Committee is permitted to delegate the performance of certain functions, including administrative functions, of the 2015 Stock Plan to our officers or managers, or committees of them. The delegation is required to be accomplished in a manner that does not result in the loss of an exemption under Rule 16b-3 under the Exchange Act for awards or cause awards to “covered employees” that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Committee, provided that the exercise price per share of an option and the grant price per share of a SAR will be no less than 100% of the fair market value of a share of common stock on the date such option or SAR is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of common stock on the date such ISO is granted.

For purposes of the 2015 Stock Plan, the term “fair market value” means the fair market value of shares of common stock, awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a share of common stock as of any given date is the closing sales price per share of common stock as reported on the principal stock exchange or market on which shares of common stock are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the award is authorized by the Committee) or, if there is no sale on that date, then on the last previous day on which a sale was reported.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and SARs are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2015 Stock Plan to be paid in cash, shares, other awards or other property (including loans to participants).

We may grant SARs in tandem with options, which we refer to as “Tandem SARs,” under the 2015 Stock Plan. A Tandem SAR may be granted at the same time as the related option is granted. A Tandem SAR may only be exercised when the related option would be exercisable and the fair market value of the shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem SAR will no longer be exercisable to the extent the Tandem SAR has been exercised and any Tandem SAR will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and RSUs. Restricted stock is a grant of shares of common stock, which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights), unless otherwise determined by the Committee. Except as otherwise provided in any award agreement, (i) dividends payable with respect to a restricted stock award are paid on the date or dates the shares subject to the underlying restricted stock award become vested, with such dividends to be accumulated, without interest, by our company, (ii) all accumulated dividends payable with respect to a restricted stock award are paid in cash, and (iii) any accumulated dividends will be forfeited, unless the shares subject to the restricted stock award to which such accumulated dividends relate become vested.

Despite the foregoing, cash dividends, stock, and any other property distributed as a dividend with respect to any restricted stock award that vests based on achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the restricted stock award and will be paid at the time such restrictions and risk of forfeiture lapse.

An RSU confers upon a participant the right to receive shares of common stock or cash equal to the fair market value of the specified number of shares covered by the RSUs at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards, or otherwise as specified by the Committee. Unless otherwise determined by the Committee at the date of grant, any dividend equivalents that are granted with respect to any RSU award will be subject to the following terms and conditions: (i) dividend equivalents payable with respect to RSUs are paid on the date or dates the portion of the underlying RSUs are settled, with such dividend equivalents to be accumulated, without interest, by our company, (ii) all accumulated dividend equivalents payable with respect to RSUs are paid in cash, and (iii) any accumulated dividend equivalents will be forfeited, unless the portion of the RSUs to which such accumulated dividend equivalents relate become vested. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Shares Granted as a Bonus or in Lieu of Another Award

The Committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards authorized under the 2015 Stock Plan in lieu of our obligations to pay cash under the 2015 Stock Plan or other plans or compensatory arrangements.

Other Stock-Based Awards

The Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee determines the terms and conditions of such awards.

Performance Awards

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares of common stock, or other property, or any combination thereof, as determined by the Committee.

The provisions of the 2015 Stock Plan that are intended to qualify awards as “performance based compensation” not subject to the limitation on tax deductibility by our company under Section 162(m) of the Code will apply to any restricted stock award, RSU award, performance award, or other stock-based award if it is granted to a participant who is, or is likely to be, as of the end of the tax year in which we would claim a tax deduction in connection with such award, a “covered employee” (as defined below) and such award is intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed under Section 162(m) of the Code. The term “covered employee” means our President and COO and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among the three highest compensated officers of our company (other than our principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to an award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board of Directors.

If and to the extent that the Committee determines that an award is intended to be exempt from Section 162(m) of the Code, one or more of the following business criteria for our company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of our company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for awards under the 2015 Stock Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment, and cash flow in excess of cost of capital); (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before all or some of the following items: interest, taxes, depreciation, amortization, stock-based compensation, ASC 718 expense, or any extraordinary or special items; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of our company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of common stock. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including the Standard & Poor’s 500 Stock Index, the IXIC, the RUT, or another group of companies that are comparable to our company. Performance goals for awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to such awards or at such other date as may be required for “performance-based compensation” treatment under Section 162(m) of the Code.

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee will exclude the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the award is granted.

The Committee may, in its discretion, determine that the amount payable as an award intended to qualify as “performance based compensation” not subject to the limitation on tax deductibility by us under Section 162(m) of the Code will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of common stock, other awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2015 Stock Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2015 Stock Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers subject to any terms and conditions the Committee may impose thereon.

Awards under the 2015 Stock Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2015 Stock Plan, awards under other plans of our company, or other rights to payment from our company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

Subject to certain limitations contained in the 2015 Stock Plan, including those described in the following paragraph, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of our company, as defined in the 2015 Stock Plan, any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will not lapse, and any performance goals and conditions applicable to an award will not be deemed to have been met, as of the time of the change in control, unless either (i) we are the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the 2015

Stock Plan. In the event of a change in control and either, (i) we are the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the 2015 Stock Plan, the applicable award agreement may provide that any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will lapse, and any performance goals and conditions applicable to an award shall be deemed to have been met, as of the time of the change in control. If the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or the successor company assumes or substitutes for the applicable Award, as determined in accordance with the 2015 Stock Plan, the applicable award agreement may provide that with respect to each award held by such participant at the time of the change in control, in the event a participant’s employment is terminated without “cause” by our company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the 2015 Stock Plan, within 24 months following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such award will lapse, and any performance goals and conditions applicable to each such award will be deemed to have been met, as of the date on which the participant’s employment is terminated.

Subject to any limitations contained in the 2015 Stock Plan, including those described above in the preceding paragraph, relating to the vesting of awards in the event of any merger, consolidation, or other reorganization in which we do not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for (i) the continuation of the outstanding awards by us, if we are a surviving entity, (ii) the assumption or substitution for outstanding awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2015 Stock Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards. The foregoing actions may be taken without the consent or agreement of a participant in the 2015 Stock Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting our company, any Related Entity or any business unit, or the financial statements of our company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or (iii) in view of the Committee’s assessment of the business strategy of our company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any award granted under the 2015 Stock Plan to participants designated by the Committee as “covered employees” and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.” In addition, without the approval of our stockholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Clawback of Benefits

We may (i) cause the cancellation of any award, and (ii) require reimbursement by a participant of any previously paid award or part of an award, and effect any other right of recoupment of equity or other compensation provided under the 2015 Stock Plan in accordance with any of our policies that currently exists or that may from time to time be adopted or modified in the future by us in order to comply with the applicable laws or exchange requirements, which we refer to each as a “Clawback Policy.” By accepting an award, a participant is also agreeing to be bound by any Clawback Policy that currently exists or may from time to time be adopted or modified in the future to comply with applicable laws or stock exchange requirements. By accepting an Award, a participant is further agreeing that all of the participant’s award agreements may be unilaterally amended by us, without the participant’s consent, to the extent required to comply with any Clawback Policy, adopted or modified in order to comply with applicable laws or exchange requirements.

Except as otherwise provided in any employment, consulting, or other agreement for the performance of services between the participant and our company or a Related Entity or any severance agreement or plan covering the participant, if the participant, without our consent, violates a non-competition, non-solicitation, or non-disclosure covenant or agreement, as determined by a court of competent jurisdiction, then any outstanding, vested or unvested, earned or unearned portion of the award may, at the Committee’s discretion, be canceled.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2015 Stock Plan or the Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted; provided that, except as otherwise permitted by the 2015 Stock Plan or an award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award.

The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2015 Stock Plan; provided that, except as otherwise permitted by the 2015 Stock Plan or award agreement, without the consent of an affected participant, no such action by the Committee or the Board of Directors may materially and adversely affect the rights of such participant under the terms of such award.

The 2015 Stock Plan will terminate at the earliest of (i) such time as no shares of common stock remain available for issuance under the 2015 Stock Plan, (ii) termination of the 2015 Stock Plan by the Board of Directors, and (iii) the tenth anniversary of the effective date of the 2015 Stock Plan. Awards outstanding upon expiration of the 2015 Stock Plan will remain in effect until they have been exercised or terminated, or have expired. In no event will any ISO awards be granted under the 2015 Stock Plan after the tenth anniversary of the date on which the Board of Directors adopts the 2015 Stock Plan.

Federal Income Tax Consequences of Awards

The 2015 Stock Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2015 Stock Plan. On exercise of a nonqualified stock option granted under the 2015 Stock Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. With respect to the number of shares issued to the optionee that is equal to the number of shares delivered by the optionee on exercise of the option, the optionee’s tax basis in those issued shares will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. With respect to the additional shares received on exercise of the option in excess of the number of shares delivered on exercise of the option, the optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be either long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” of the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2015 Stock Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the stock on the date the stock award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2015 Stock Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for us, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

RSUs, Performance Shares, and Performance Units

The recipient of a performance share, performance unit, or RSU that provides for the payment of cash or the delivery of shares at a future date, will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the payment of cash or the delivery of shares is actually made.

We will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the performance share, performance unit or RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the stock is received. Upon the disposition of any such stock received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162(m) Limitations

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1.0 million in any tax year. Compensation that qualifies as “performance based compensation” is excluded from the $1.0 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to participants under the 2015 Stock Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) of the Code deductibility cap of $1.0 million. However, the Committee may, in its discretion, grant awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that awards under the 2015 Stock Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code

The 2015 Stock Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2015 Stock Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.

New Plan Benefits

A new plan benefits table for the 2015 Stock Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2015 Stock Plan if the 2015 Stock Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2015 Stock Plan will be made at the Compensation Committee’s discretion. Therefore, the benefits and amounts that will be received or allocated under the 2015 Stock Plan are not determinable at this time.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years ended December 31, 2014 and December 31, 2013, information with respect to compensation for services to us earned by our sole executive officer.

Fiscal 2014 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Jeffrey I. Rassàs,	2014	—	—	—	—	—	$0
President, Secretary, and Treasurer (1)	2013	—	—	—	—	—	$0

(1)	Mr. Rassàs served as President, Secretary, and Treasurer and as a director of our company from our company’s inception in November 2013 until December 31, 2015. Mr. Rassàs resigned from his position as President, Secretary, and Treasurer and his position as director in connection with the Merger.

Outstanding Equity Awards at Fiscal Year-End 2014 and Currently

The following table provides information regarding outstanding equity awards held by our executive officers as of December 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options		Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

	Grant Date	Exercisable
William R. Scheidhauer,	12/31/2015	—	920,757	—	$0.41	7/1/2025
President and Chief Operating Officer

Ronald L. Miller, Jr.	12/31/2015	306,919	—	—	$0.21	9/1/2024
Vice President, Chief Financial Officer, and Secretary	12/31/2015	306,919	—	—	$0.41	4/14/2025

At December 31, 2014, there were no outstanding equity awards.

Employment Agreements

As of the date hereof, we have not entered into employment agreements with any of our named executive officers.

Severance Agreements

On June 15, 2015, prior to the Merger, our wholly owned subsidiary, Modern Round, entered into a severance agreement with Mr. Scheidhauer, our President and Chief Operating Officer. Under the terms of the severance agreement, if Mr. Scheidhauer’s employment is terminated by us other than for cause, Mr. Scheidhauer will be entitled to receive (i) his base salary for a period of 12 months following such termination, (ii) a portion of the bonus earned by Mr. Scheidhauer for the period commencing on the first day of the fiscal year for which the bonus is calculated and ending on the date of termination, and (iii) all unvested stock-based compensation held by Mr. Scheidhauer will vest as of the date of termination. For purposes of the severance agreement, “cause” means any termination of Mr. Scheidhauer’s employment by us as a result of Mr. Scheidhauer engaging in an act or acts involving a crime, moral turpitude, fraud, or dishonesty, or Mr. Scheidhauer’s willfully violating in a material respect our Corporate Governance Guidelines, Code of Conduct, or any applicable Code of Ethics, including, without limitation, the provisions thereof relating to conflicts of interest or related party transactions. The severance agreement prohibits Mr. Scheidhauer from competing with our company for a period of 24 months following the termination of his employment by us other than for cause or upon resignation by Mr. Scheidhauer. The severance agreement also prohibits Mr. Scheidhauer from soliciting or hiring any person who is employed by or was employed by us within 12 months of the termination of Mr. Scheidhauer’s employment for the purpose of having any such employee engage in services that are the same as or similar or related to the services that such employee provided for our company.

On June 15, 2015, prior to the Merger, our wholly owned subsidiary, Modern Round, entered into a severance agreement with Mr. Miller, our Vice President, Chief Financial Officer, and Secretary. Under the terms of the severance agreement, if Mr. Miller’s employment is terminated by us other than for cause, Mr. Miller will be entitled to receive (i) his base salary for a period of 12 months following such termination, (ii) a portion of the bonus earned by Mr. Miller for the period commencing on the first day of the fiscal year for which the bonus is calculated and ending on the date of termination, and (iii) all unvested stock-based compensation held by Mr. Miller will vest as of the date of termination. For purposes of the severance agreement, “cause” means any termination of Mr. Miller’s employment by us as a result of Mr. Miller engaging in an act or acts involving a crime, moral turpitude, fraud, or dishonesty, or Mr. Miller’s willfully violating in a material respect our Corporate Governance Guidelines, Code of Conduct, or any applicable Code of Ethics, including, without limitation, the provisions thereof relating to conflicts of interest or related party transactions. The severance agreement prohibits Mr. Miller from competing with our company for a period of 24 months following the termination of his employment by us other than for cause or upon resignation by Mr. Miller. The severance agreement also prohibits Mr. Miller from soliciting or hiring any person who is employed by or was employed by us within 12 months of the termination of Mr. Miller’s employment for the purpose of having any such employee engage in services that are the same as or similar or related to the services that such employee provided for our company.

2015 Incentive Stock Plan

In connection with the Merger, on December 31, 2015, our Board of Directors and stockholders approved the 2015 Stock Plan. The material terms of the 2015 Stock Plan are described elsewhere herein.

DIRECTOR COMPENSATION

We currently do not pay our non-employee directors for their service on our Board of Directors. We reimburse our non-employee directors for their cost of attending meetings. We provide health insurance benefits for certain of our directors. For the fiscal year ended December 31, 2014, all directors of our company received the compensation in the table below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robertson J. Orr (1)	—	—	—	—	—	—	—

(1)	Mr. Orr served as a director of our company from our company’s inception in November 2013 until December 31, 2015. Mr. Orr resigned from his position as director in connection with the Merger.

DISSENTER’S RIGHTS OF APPRAISAL

Under Nevada law, stockholders are not entitled to any dissenter’s right of appraisal with respect to the Actions described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock immediately following the closing of the Merger, as of December 31, 2015, for (i) each person known by us to be a beneficial owner of 5% or more of any class of our voting securities; (ii) each named executive officer and director; and (iii) all directors and executive officers as a group. Immediately following the closing of the Merger, as of December 31, 2015, we had 35,904,033 shares of common stock issued and outstanding.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of stock that such person has the right to acquire within 60 days of December 31, 2015. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of December 31, 2015 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is 7333 East Doubletree Ranch Road, Suite D-250, Scottsdale, Arizona 85258.

	Common Stock
Name of Beneficial Owner	Number		% of Total
Named Executive Officers and Directors:
William R. Scheidhauer	243,902	(1)	*
Ronald L. Miller, Jr.	613,838	(2)	1.7%
Mitchell A. Saltz	27,138,385	(3)	70.5%
Barry M. Monheit	7,150,449	(4)	19.4%
All executive officers and directors as a group (four people)	35,146,574	(5)	87.1%
5% Stockholders
Stockbridge Enterprises, L.P.	25,910,708	(6)	67.3%
BK Entertainment, L.L.C.	7,147,949	(7)	19.4%
VirTra Systems, Inc.	1,830,207	(8)	5.1%

*	Less than 1%.

(1)	Consists of 243,902 shares of common stock issuable upon the conversion of a convertible promissory note, which may be converted within 60 days of December 31, 2015.

(2)	Consists of options to purchase 613,838 shares of common stock, which are exercisable within 60 days of December 31, 2015.

(3)	Consists of (a) 23,335,854 shares of common stock owned by Stockbridge Enterprises, L.P., an entity controlled by Mr. Saltz; (b) 1,227,677 shares of common stock owned by VSRA Holdings, L.L.C., an entity controlled by Mr. Saltz; (c) an option to purchase 2,087,050 shares of common stock owned by Stockbridge Enterprises, L.P., which is exercisable within 60 days of December 31, 2015; and (d) 487,804 shares of common stock issuable upon the conversion of a convertible promissory note issued to Stockbridge Enterprises, L.P., which may be converted within 60 days of December 31, 2015.

(4)	Consists of (a) 2,500 shares of common stock owned by the Monheit Family Trust u/a dtd. 7/16/02, over which Mr. Monheit has voting and dispositive power; (b) 6,138,383 shares of common stock owned by BK Entertainment, L.L.C., an entity controlled by Mr. Monheit; (c) an option to purchase 521,762 shares of common stock owned by BK Entertainment, L.L.C., which is exercisable within 60 days of December 31, 2015; and (d) 487,804 shares of common stock issuable upon the conversion of a convertible promissory note issued to BK Entertainment, L.L.C., which may be converted within 60 days of December 31, 2015.

(5)

Consists of (a) options to purchase 3,222,650 shares of common stock, which are exercisable within 60 days of December 31, 2015; (b) 23,335,854 shares of common stock owned by Stockbridge Enterprises, L.P., an entity controlled by Mr. Saltz; (c) 1,227,677 shares of common stock owned by VSRA Holdings, L.L.C., an entity controlled by Mr. Saltz; (d) 6,138,383 shares of common stock owned by BK Entertainment, L.L.C., an entity controlled by Mr. Monheit; (e) 2,500 shares of common stock owned by the Monheit Family Trust u/a dtd. 7/16/02, over which Mr. Monheit has voting and dispositive power; and (f) 1,219,510 shares of common stock issuable upon the conversion of certain convertible promissory notes, which may be converted within 60 days of December 31, 2015.

(6)	Includes (a) an option to purchase 2,087,050 shares of common stock, which is exercisable within 60 days of December 31, 2015; and (b) 487,804 shares of common stock issuable upon the conversion of a convertible promissory note, which may be converted within 60 days of December 31, 2015. Mr. Saltz controls the investment decisions with respect to all such shares. Stockbridge Enterprises, L.P. is owned by a limited partnership in which Mr. Saltz owns an indirect interest. The address for Stockbridge Enterprises, L.P. is 7377 East Doubletree Ranch Road, Suite 200, Scottsdale, Arizona 85258.

(7)	Includes (a) an option to purchase 521,762 shares of common stock, which is exercisable within 60 days of December 31, 2015; and (b) 487,804 shares of common stock issuable upon the conversion of a convertible promissory note, which may be converted within 60 days of December 31, 2015. Mr. Moheit controls the investment decisions with respect to all such shares. The address for BK Entertainment, L.L.C. is 7333 East Doubletree Ranch Road, Suite D-250, Scottsdale, Arizona 85258.

(8)	Includes an option to purchase 153,459 shares of common stock, which is exercisable within 60 days of December 31, 2015. The address for VirTra Systems, Inc. is 7970 South Kyrene Road, Tempe, Arizona 85284.

HOUSEHOLDING OF MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for this Information Statement with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement and annual report and would like to participate in our householding program, please contact Pacific Stock Transfer by calling (800) 785-PSTC, or by writing 6725 Via Austi Pkwy., Las Vegas, Nevada 89119. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of this Information Statement, please contact Pacific Stock Transfer as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

ADDITIONAL INFORMATION

We electronically file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to these reports and other information with the Securities and Exchange Commission. These reports can be obtained by accessing the SEC’s website at www.sec.gov. The public can also obtain copies by visiting the SEC’s Public Reference Room at 100 F Street NE, Washington, DC 20549 on official business days during the hours of 10:00 a.m. to 3:00 p.m. or by calling the SEC at 1-800-SEC-0330.

APPENDIX A

MODERN ROUND ENTERTAINMENT CORPORATION

AMENDED AND RESTATED ARTICES OF INCORPORATION

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MODERN ROUND ENTERTAINMENT CORPORATION

1. Name. The name of the corporation is Modern Round Entertainment Corporation (the “Corporation”).

2. Purpose. The purpose for which the Corporation is organized is the transaction of any lawful business for which corporations may be incorporated under the laws of Nevada, as they may be amended from time to time.

3. Total Shares Authorized to Issue. The Corporation is authorized to issue two classes of stock to be designated as “Common Stock” and “Preferred Stock,” The total number of shares of Common Stock which the Corporation is authorized to issue is Two Hundred Million (200,000,000) shares, par value $0.001 per share. The total number of shares of Preferred Stock which the Corporation is authorized to issue is Ten Million Shares (10,000,000) shares, par value $0.001 per share, to be designated in classes or series and the number of each class or series and the voting powers, designations, preferences, limitations, restrictions, relative rights, and distinguishing designation of each class or series of stock as the Board of Directors shall determine in its sole discretion.

4. Statutory Agent. The name and address of the statutory agent of the Corporation is The Corporation Trust Company of Nevada, 311 South Division Street, Carson City, Nevada 89703.

5. Board of Directors. The business and affairs of the Corporation shall be conducted by a Board of Directors. The number of directors of the Corporation shall be fixed as set forth in the bylaws of the Corporation and may be increased or decreased from time to time by resolution of the Board of Directors. The Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II, and Class III. Class I directors shall initially serve until the 2016 meeting of stockholders; Class II directors shall initially serve until the 2017 meeting of stockholders; and Class III directors shall initially serve until the 2018 meeting of stockholders. Commencing with the annual meeting of stockholders in 2016, directors of each class, the term of which shall then expire, shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In the case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. Any director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified or until their earlier death, resignation, disqualification, or removal.

6. Limitation of Liability. To the fullest extent permitted by the Nevada Revised Statutes, as the same exist or may hereafter be amended, a director or officer of the Corporation shall not be liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. No repeal, amendment, or modification of this article, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director or officer of the Corporation occurring prior to such repeal, amendment, or modification.

7. Amendments. The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

8. Control Share Acquisition. The Corporation elects to be governed by the provisions of NRS §78.378 to NRS §78.3793, inclusive, of the Nevada Business Corporation Law.

A-1

9. Combinations with Interested Stockholders. The Corporation elects to be governed by the provisions of NRS §78.411 to NRS §78.444, inclusive, of the Nevada Business Corporation Law.

EXECUTED this      day of                     , 2016.

MODERN ROUND ENTERTAINMENT CORPORATION

By:
Ronald L. Miller, Jr., Vice President, Secretary, and Chief Financial Officer

A-2

APPENDIX B

NUVOLA, INC.

2015 INCENTIVE STOCK PLAN

NUVOLA, INC.

2015 INCENTIVE STOCK PLAN

1.	Purpose	B-1
2.	Definitions	B-1
3.	Administration	B-5
4.	Shares Subject to Plan	B-6
5.	Eligibility; Per-Person Award Limitations	B-7
6.	Specific Terms of Awards	B-7
7.	Certain Provisions Applicable to Awards	B-13
8.	Code Section 162(m) Provisions	B-14
9.	Change in Control	B-15
10.	General Provisions	B-17

B-i

NUVOLA, INC.

2015 INCENTIVE STOCK PLAN

1. Purpose. The purpose of this NUVOLA, INC. 2015 INCENTIVE STOCK PLAN (the “Plan”) is to assist NUVOLA, INC., a Nevada corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining (including through designated retention awards), and rewarding high-quality executives, employees, officers, directors, and individual consultants who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Board” means the Company’s Board of Directors.

(e) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause,” “good cause,” or “for cause” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or any severance agreement or plan covering the Participant. In the absence of any such agreement or plan or any such definition in such agreement or plan, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting, or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure, and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs, or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(f) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h) “Committee” means the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee under this Plan; provided, however, that if the Board fails to designate a Compensation Committee or if there are no longer any members on the Compensation Committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(i) “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Related Entity, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

(j) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(k) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers (other than the chief financial officer) of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(l) “Director” means a member of the Board or the board of directors of any Related Entity.

(m) “Disability” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, and in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, “disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(n) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(o) “Effective Date” means the effective date of the Plan, which shall be the Stockholder Approval Date.

(p) “Eligible Person” means each officer, Director, Employee, or Consultant who is a natural person providing bona fide services to the Company or any Related Entity and whose services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for Shares. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s) “Fair Market Value” means the fair market value of Shares, Awards, or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(t) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason,” “Adverse Change in Control Effect,” or “for good reason,” as applicable, set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or any severance agreement or plan covering the Participant. In the absence of any such agreement or plan or any such definition in such agreement or plan, such term shall mean the uncured occurrence of any of the following events without the Participant’s written consent: (i) the Company in any material respect reduces the Participant’s duties, authority, or base compensation, or (ii) the Participant is required to relocate more than 50 miles from the Participant’s then current geographic location at which the Participant performs services for the Company or a Related Entity. For purposes of this Plan, Good Reason shall be deemed to exist only if the Company or a Related Entity does not cure the circumstances giving rise to the Good Reason within sixty (60) days from the date the Participant delivers a written notice describing the circumstances giving rise to the Good Reason. Such notice must be received by the Company or its successor within thirty (30) days of the date on which the Participant becomes aware of the occurrence of such condition.

(u) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(w) “Listing Market” means the Nasdaq Stock Market or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(x) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(y) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(z) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(aa) “Outside Director” means any Director who is not also an Employee.

(bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(dd) “Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company, or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(hh) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ii) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(jj) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(kk) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(ll) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn) “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(oo) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(pp) “Stockholder Approval Date” means the date on which this Plan is approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Sections 162(m) and 422 of the Code, Rule 16b-3 under the Exchange Act, and applicable requirements under the rules of the Listing Market and provided further the Board of Directors if the Compensation Committee has not been formed.

(qq) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution, or any other corporation or other entity that is an affiliate, as that term is defined in Rule 405 under the Securities Act of 1933, controlled by the Company directly or indirectly through one or more intermediaries; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

(rr) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted by a company, or the right or obligation to make future Awards by a company where such company is (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions, or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof, or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to 7,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to (A) any Award are forfeited, expire or otherwise terminate without issuance of such Shares, or (B) any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(b)(iv) below.

(ii) In the event that any withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(b) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(b) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vi) Notwithstanding anything in this Section 4(b) to the contrary, Shares reacquired by the Company on the open market using the cash actually received by the Company for the exercise price in connection with the exercise of an Option Award shall not be available for delivery with respect to Awards under the Plan.

(vii) Upon the exercise of a Stock Appreciation Right, the number of Shares counted against the Shares available under the Plan shall be the full number of Shares subject to the Stock Appreciation Right multiplied by the percentage of the Stock Appreciation Right actually exercised, regardless of the number of Shares actually used to settle such Stock Appreciation Right upon exercise.

5. Eligibility; Per-Person Award Limitations.

(a) Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 3,000,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Awards and/or Other Stock-Based Awards that are subject to Section 8 hereof that may be settled by the issuance of more than 3,000,000 Shares. The maximum amount of cash and the Fair Market Value of property other than Shares that may be payable to any one Participant in settlement of any Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards, and/or Other Stock-Based Awards that are subject to Section 8 hereof, is (x) $5,000,000 with respect to any 12 month Performance Period (not prorated for any performance period that is less than 12 months), and (y) with respect to any Performance Period that is more than 12 months, $5,000,000 multiplied by the number of full or partial 12 month periods that are in the Performance Period.

(b) Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any continuing Outside Director during any fiscal year of the Company shall not exceed $400,000; provided, however, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any new Outside Director for the first fiscal year of the Company in which he or she becomes an Outside Director shall not exceed $800,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the law of the Company’s incorporation, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options, or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants or Beneficiaries.

(iii) Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $1,000,000; and

(C) if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(v) Term. The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without stockholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(iv) Term. The term of each Stock Appreciation Right shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Stock Appreciation Right exceed a period of ten years.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement, which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed. Except as otherwise provided in any Award Agreement, (A) dividends or other distributions payable with respect to a Restricted Stock Award shall be paid on the date or dates the Shares subject to the Restricted Stock Award to which such dividends or other distributions relate, become vested and transferable, with such dividends or other distributions to be accumulated, without interest, by the Company (the “Accumulated Dividends”), (B) all Accumulated Dividends payable with respect to a Restricted Stock Award shall be paid in cash, and (C) any Accumulated Dividends with respect to a Restricted Stock Award shall be forfeited and all rights of the Participant to such Accumulated Dividends shall terminate, without further obligation on the part of the Company, unless the Shares subject to the Restricted Stock Award to which such Accumulated Dividends relate become vested pursuant to the terms of the Restricted Stock Award and this Plan. Notwithstanding the provisions of this Section 6(d)(iv), cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award that vests based on achievement of performance goals shall either (x) not be paid or credited or (y) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be subject to the following terms and conditions: (A) Dividend Equivalents payable with respect to a Restricted Stock Unit Award shall be paid on the date or dates the portion of the Restricted Stock Unit Award to which such Dividend Equivalents relates, is satisfied under Section 6(e)(i), with such Dividend Equivalents to be accumulated, without interest, by the Company (the “Accumulated Dividend Equivalents”), (B) all Accumulated Dividend Equivalents payable with respect to a Restricted Stock Unit Award shall be paid in cash, and (C) any Accumulated Dividend Equivalents with respect to a Restricted Stock Unit Award shall be forfeited and all rights of the Participant to such Accumulated Dividend Equivalents shall terminate, without further obligation on the part of the Company, unless the portion of the Restricted Stock Unit Award to which such Accumulated Dividend Equivalents relate become vested pursuant to the terms of the Restricted Stock Unit Award and this Plan. Notwithstanding the foregoing, the applicable Award Agreement may specify whether any Dividend Equivalents shall be (x) paid at the dividend payment date, deferred or deferred at the election of the Participant, or (y) converted to additional Restricted Stock Units that shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Unit Award with respect to which such Dividend Equivalents have been credited. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code). Notwithstanding the provisions of this Section 6(e)(iii), Dividend Equivalents credited in connection with a Restricted Stock Unit Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Unit Award with respect to which such Dividend Equivalents have been credited.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Person as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments, in connection with another Award, other than Option or Stock Appreciation Right Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award, other than an Option or Stock Appreciation Right Award, that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards shall be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, in each case in a manner that does not violate the requirements of Section 409A of the Code. Dividend Equivalents credited in connection with a Performance Award shall be subject to restrictions and risk of forfeiture to the same extent as the Performance Award with respect to which such Dividend Equivalents have been credited.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. Dividend Equivalents credited in connection with Other Stock-Based Awards that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Other Stock-Based Awards with respect to which such Dividend Equivalents have been credited.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone (except for Dividend Equivalent Awards) or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered, provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); and provided further that if an option is granted in substitution for another option, the term of the substituted option shall not exceed the term of the original option.

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Sections 7(e) and 9(a) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees. The provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee and is intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed under Section 162(m) of the Code.

(b) Performance Criteria. If an Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment, and cash flow in excess of cost of capital); (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before all or some of the following items: interest, taxes, depreciation, amortization, stock-based compensation, ASC 718 expense, or any extraordinary or special items; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index, the Nasdaq Composite Index, the Russell 2000 Index, or another group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Awards subject to this Section 8 shall be measured over a Performance Period no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to Awards subject to this Section 8, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.” Upon the occurrence of a “Change in Control,” as defined in Section 9(b), any restrictions, deferral of settlement, and forfeiture conditions applicable to an Award shall not lapse, and any performance goals and conditions applicable to an Award shall not be deemed to have been met, as of the time of the Change in Control, unless either (i) the Company is the surviving entity in the Change in Control and the Award does not continue to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof. Upon the occurrence of a “Change in Control,” as defined in Section 9(b), if either (i) the Company is the surviving entity in the Change in Control and the Award does not continue to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof, the applicable Award Agreement may provide that any restrictions, deferral of settlement, and forfeiture conditions applicable to an Award shall lapse, and any performance goals and conditions applicable to an Award shall be deemed to have been met, as of the time of the Change in Control. If the Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or the successor company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof, the applicable Award Agreement may provide that with respect to each Award held by such Participant at the time of the Change in Control, in the event a Participant’s employment is terminated without Cause by the Company or any Related Entity or by such successor company or by the Participant for Good Reason within 24 months following such Change in Control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such Award shall lapse, and any performance goals and conditions applicable to each such Award shall be deemed to have been met, as of the date on which the Participant’s employment is terminated.

(b) Definition of “Change in Control”. Unless otherwise specified in any employment, consulting, severance agreement or plan covering the Participant, or other agreement for the performance of services between the Participant and the Company or a Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) during any period of 24 consecutive calendar months, individuals who were directors of the Company on the first day of such period (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least a majority of the Incumbent Directors shall be deemed to be an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as used in Section 13(d) of the Exchange Act) (a “Person”);

(ii) the consummation of a merger or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries (but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable) or the sale or other disposition of all or substantially all the assets of the Company to an entity that is not an Affiliate (each of the foregoing events being hereinafter referred to as a “Reorganization”), in each case, unless, immediately following such Reorganization, all or substantially all the Persons who were the “beneficial owners” (as used in Rule 13d-3 under the Exchange Act (or any successor rule thereto)) of the securities eligible to vote for the election of the Board (“Company Voting Securities”) outstanding immediately prior to the consummation of such Reorganization continue to beneficially own, directly or indirectly, as a result of beneficially owning such Company Voting Securities, more than 50% of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization, of the outstanding Company Voting Securities; or

(iii) any Person or “group” (as used in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company Voting Securities; provided, however, that for purposes of this subparagraph (iii), any acquisition pursuant to a Reorganization that does not constitute a Change in Control for purposes of subparagraph (ii) above shall not be a Change in Control.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon) and are otherwise not inconsistent with the rules as to the use of Form S-8 Registration Statement under the Securities Act of 1933, as amended (or any successor or, at the sole discretion of the Committee, other registration statement pursuant to which Awards, Shares, rights or interests under the Plan are then registered under such Act). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee; provided, however, the limitations set forth in Section 9(a) shall apply with respect to the following approaches in subsections (A) through (D) below, regardless of whether the transaction constitutes a Change in Control: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to the satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants and Beneficiaries to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the minimum statutory withholding required with respect to that Award.

(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants or Beneficiaries, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, and (B) require reimbursement by a Participant of any previously paid Award or part of an Award, and effect any other right of recoupment of equity or other compensation provided under this Plan, in accordance with any Company policy (each, a “Clawback Policy”) that currently exists, or may from time to time be adopted or modified in the future by the Company in order to comply with applicable laws or Listing Market requirements. By accepting an Award, a Participant is also agreeing to be bound by any Clawback Policy that currently exists or may from time to time be adopted or modified in the future by the Company in order to comply with applicable laws or Listing Market requirements. By accepting an Award, a Participant is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent required to comply with any Clawback Policy adopted or modified in order to comply with applicable laws or Listing Market requirements.

(ii) Except as otherwise provided in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or any severance agreement or plan covering the Participant, if the Participant, without the consent of the Company violates a non-competition, non-solicitation, or non-disclosure covenant or agreement, as determined by a court of competent jurisdiction, then any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled.

(h) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(k) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

(m) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(p) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan was adopted by the Board on December 31, 2015 and shall become effective on the Stockholder Approval Date, provided that the Stockholder Approval Date occurs within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Stockholder Approval Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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